EX-10.2

SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this “Agreement”) is dated as of July 27, 2007, by and among BTHC VII, Inc., a Delaware corporation (the “Company”), Whitehall Jewelers, Inc., a Delaware corporation (“Whitehall”), Lowenstein Sandler PC (the "Escrow Agent") and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

          A.      The Company, Whitehall and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

          B.      Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company, set forth below such Purchaser’s name on the signature page of this Agreement (which aggregate amount for all Purchasers together shall be 14,619,883 shares of Common Stock and shall be collectively referred to herein as the “Shares”), and (ii) warrants, in substantially the form attached hereto as Exhibit A (the “Warrants”), to acquire up to that number of additional shares of Common Stock equal to 50% of the number of Shares purchased by such Purchaser (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants, the “Warrant Shares”).

          C.      The Shares, the Warrants and the Warrant Shares issued pursuant to this Agreement are collectively referred to herein as “Securities.”

          D.      The Company and Whitehall intend to enter into a reverse merger or share exchange transaction (the “Acquisition”) and, concurrent with the closing of such Acquisition, the Company will issue the Shares and the Warrants to the Purchasers in accordance with the terms of this Agreement.

          E.      The Company and Whitehall have engaged Roth Capital Partners, LLC, as placement agent (the “Placement Agent”) for the offering of the Shares and Warrants on a “best efforts” basis.

           F.      Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Shares and Warrant Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, Whitehall and the Purchasers hereby agree as follows:

ARTICLE I.
DEFINITIONS

     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

          “Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Knowledge of the Company or Whitehall, as the case may be, threatened in writing (or otherwise) against the Company or Whitehall or any of their respective properties or any officer, director or employee of the Company or Whitehall acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

          “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

          “Agreement” shall have the meaning ascribed to such term in the Preamble.

          “Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

          “Buy-In” has the meaning set forth in Section 4.1(f) .

          “Buy-In Price” has the meaning set forth in Section 4.1(f) .

          “Closing” means the closing of the purchase and sale of the Shares and Warrants pursuant to this Agreement.

          “Closing Bid Price” means, for any security as of any date, the last closing price for such security on the Principal Trading Market, as reported by Bloomberg, or, if the Principal Trading Market begins to operate on an extended hours basis and does not designate the closing bid price then the last bid price of such security prior to 4:00 p.m., New York City Time, as reported by Bloomberg, or, if the Principal Trading Market is not the principal securities exchange or trading market for such security, the last closing price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company, Whitehall and the holder. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

          “Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied, or such other date as the parties may agree.

          “Commission” has the meaning set forth in the Recitals.

          “Common Stock” has the meaning set forth in the Recitals, and also includes any securities into which the Common Stock may hereafter be reclassified or changed.

          “Common Stock Equivalents” means any securities of the Company or Whitehall which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

           “Company Counsel” means each of (i) Wick Phillips, LLP, counsel to the Company prior to the closing of the Acquisition and (ii) Schulte Roth & Zabel LLP, counsel to Whitehall and, upon closing of the Acquisition, counsel to the Company.

           “Company Deliverables” has the meaning set forth in Section 2.2(a) .

           “Company SEC Reports” has the meaning set forth in Section 3.1(h) .

           “Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

           “Disclosure Materials” has the meaning set forth in Section 3.1(h) .

          “Effective Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

          “Effectiveness Deadline” means the date on which the initial Registration Statement is required to be declared effective by the Commission under the terms of the Registration Rights Agreement.

           “Environmental Laws” has the meaning set forth in Section 3.1(l) .

           “Escrow Agent” has the meaning set forth in Section 2.1(d) .

          “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

           “GAAP” means U.S. generally accepted accounting principles.

           “Indemnified Person” has the meaning set forth in Section 4.8(b) .

           “Intellectual Property” has the meaning set forth in Section 3.1(r) .

          “Irrevocable Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit E, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

          “Jumbo Form 8-K” means a Current Report on Form 8-K under the Exchange Act which satisfies the requirements applicable to shell companies set forth in Item 2.01(f) and related exhibit and financial statement requirements of such form.

          “Knowledge” means with respect to any statement made to the knowledge of the Company or Whitehall, as the case may be, that the statement is based upon the actual knowledge of the officers of the Company or Whitehall, as the case may be, having responsibility for the matter or matters that are the subject of the statement.

          “Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

          “Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, business or financial condition of the Company or Whitehall, taken as a whole, or (iii) any adverse impairment to the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

           “Material Permits” has the meaning set forth in Section 3.1(p) .

          “New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

           “Outside Date” means August 10, 2007.

          “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

          “Placement Agent Fee” means the cash fee to be paid to the Placement Agent for services rendered to the Company and Whitehall in connection with the offering of the Shares and Warrants.

          “Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be NASDAQ’s OTC Bulletin Board.

          “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

           “Purchase Price” means $3.42 per Share.

           “Purchaser Deliverables” has the meaning set forth in Section 2.2(b) .

           “Purchaser Party” has the meaning set forth in Section 4.8(a) .

           “Registration Rights Agreement” has the meaning set forth in the Recitals.

          “Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).

          “Required Approvals” has the meaning set forth in Section 3.1(e), and, for the avoidance of doubt, Required Approvals consists of all such approvals as are required for each of the Company and Whitehall to enter into and perform their respective obligations under this Agreement and the other Transaction Documents.

          “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          “Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(vi) .

           “Securities” has the meaning set forth in the Recitals.

           “Securities Act” means the Securities Act of 1933, as amended.

          “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

          “Subscription Amount” means with respect to each Purchaser, the aggregate amount to be paid for the Shares and Warrants purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Aggregate Purchase Price (Subscription Amount)”.

          “Subsidiary” means any entity in which the Company or Whitehall, as the case may be, directly or indirectly, owns capital stock or holds an equity or similar interest.

           “Trading Affiliate” has the meaning set forth in Section 3.3(h) .

          “Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

          “Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market, The NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

          “Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Registration Rights Agreement, the Warrants, the Irrevocable Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder.

          “Transfer Agent” means Securities Transfer Corporation, or any successor transfer agent for the Company.

           “Warrants” has the meaning set forth in the Recitals.

           “Warrant Shares” has the meaning set forth in the Recitals.

ARTICLE II.
PURCHASE AND SALE

     2.1 Closing.

          (a) Amount. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, (i) such number of Shares of Common Stock equal to the quotient resulting from dividing (x) the Subscription Amount for such Purchaser, as indicated below such Purchaser’s name on the signature page of this Agreement by (y) the Purchase Price, rounded to the nearest whole Share, and (ii) a Warrant to acquire Warrant Shares equal to 50% of the number of the Shares purchased pursuant to clause (i) of this Section 2.1(a) .

          (b) Closing. The Closing of the purchase and sale of the Shares and Warrants shall take place at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, New York, New York on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

          (c) Form of Payment; Delivery of Shares and Warrants. On the Closing Date, (i) the Company and the Placement Agent shall instruct the Escrow Agent to wire the Escrow Amount to the Company, and (ii) the Company shall (x) irrevocably instruct the Transfer Agent to deliver to each Purchaser one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing the number of Shares such Purchaser is purchasing as is set forth on such Purchaser’s signature page to this Agreement next to the heading “Number of Shares to be Acquired,” and (y) deliver to each Purchaser, or its designee, a certificate representing such Purchaser’s Warrant, in each case, within three (3) calendar days after the Closing, duly executed on behalf of the Company and registered in the name of such Purchaser.

          (d)      Escrow.

                    (i) Simultaneously with the execution and delivery of this Agreement by a Purchaser, except as set forth in Schedule 2.1(d), such Purchaser shall promptly cause a wire transfer of immediately available funds (U.S. dollars) in an amount representing the “Aggregate Purchase Price (Subscription Amount)” on such Purchaser’s signature page affixed hereto and opposite such Purchaser’s name thereon, to be paid to a non-interest bearing escrow account of the Escrow Agent set forth on Exhibit H attached hereto (the aggregate amounts received being held in escrow by the Escrow Agent are referred to herein as the “Escrow Amount”). The Escrow Agent shall hold the Escrow Amount in escrow in accordance with Section 2.1(d)(ii) below.

                    (ii) The Escrow Agent shall continue to hold the Escrow Amount in escrow in accordance with and subject to this Agreement, from the date of its receipt of the funds constituting the Escrow Amount until the soonest of:

                              (A) in the case of the termination of this Agreement in accordance with Section 6.18, in which case, if the Escrow Agent then holds any portion of the Escrow Amount, then: (I) the Escrow Agent shall return the portion of the Escrow Amount received from each Purchaser which it then holds, to each such Purchaser, in accordance with written wire transfer instructions received from such Purchaser; and (II) if Escrow Agent has not received written wire transfer instructions from any Purchaser before the 30th day after such termination date, then the Escrow Agent may, in its sole and absolute discretion, either (x) deposit that portion of the Escrow Amount to be returned to such Purchaser in a court of competent jurisdiction on written notice to such Purchaser, and Escrow Agent shall thereafter have no further liability with respect to such deposited funds, or (y) continue to hold such portion of the Escrow Amount pending receipt of written wire transfer instructions from such Purchaser or an order from a court of competent jurisdiction; OR

                              (B) in the case of the Closing, receipt of written instructions from the Company, Whitehall and the Placement Agent that the Closing shall have been consummated, in which case, the Escrow Agent shall release the Escrow Amount constituting the aggregate purchase price as follows: (I) the Placement Agent Fee to the Placement Agent, (II) the fees and expenses of counsel to the Placement Agent, to such counsel, and (III) the balance of the aggregate purchase price to the Company.

                    (iii) The Company, Whitehall and the Purchasers acknowledge and agree for the benefit of the Escrow Agent (which shall be deemed to be a third party beneficiary of this Section 2.1(d)) as follows:

                              (A) The Escrow Agent: (I) is not responsible for the performance by the Company, the Purchasers or Placement Agent of this Agreement or any of the Transaction Documents or for determining or compelling compliance therewith; (II) is only responsible for (a) holding the Escrow Amount in escrow pending receipt of written instructions from the Company, Whitehall and the Placement Agent directing the release of the Escrow Amount, and (b) disbursing the Escrow Amount in accordance with the written instructions from the Company, Whitehall and the Placement Agent, each of the responsibilities of the Escrow Agent in clause (a) and (b) is ministerial in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Escrow Agent (collectively, the “Escrow Agent Duties”); (III) shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with indemnification acceptable to it, in its sole discretion; (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper Person, and shall have no responsibility for making inquiry as to, or for determining, the genuineness, accuracy or validity thereof, or of the authority of the Person signing or presenting the same; (v) may consult counsel satisfactory to it, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel; and (vi) shall be authorized to receive from the Escrow Amount, on the applicable Closing Date, its reasonable fees and expenses as counsel to the Placement Agent as set forth in Section 2.1(d)(ii)(B) above. Documents and written materials referred to in this Section 2.1(d)(iii)(A) include, without limitation, e-mail and other electronic transmissions capable of being printed, whether or not they are in fact printed; and any such e-mail or other electronic transmission may be deemed and treated by the Escrow Agent as having been signed or presented by a Person if it bears, as sender, the Person’s e-mail address.

                              (B) The Escrow Agent shall not be liable to anyone for any action taken or omitted to be taken by it hereunder, except in the case of Escrow Agent’s gross negligence or willful misconduct in breach of the Escrow Agent Duties. IN NO EVENT SHALL THE ESCROW AGENT BE LIABLE FOR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGE OR LOSS (INCLUDING BUT NOT LIMITED TO LOST PROFITS) WHATSOEVER, EVEN IF THE ESCROW AGENT HAS BEEN INFORMED OF THE LIKELIHOOD OF SUCH LOSS OR DAMAGE AND REGARDLESS OF THE FORM OF ACTION.

                              (C) The Company, Whitehall and the Purchasers hereby indemnify and hold harmless the Escrow Agent from and against any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees and expenses, which the Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against the Escrow Agent arising out of or relating to the performance of the Escrow Agent Duties, except to the extent such action, claim or proceeding is the result of the fraud, willful misconduct, bad faith or gross negligence of the Escrow Agent.

                              (D) Escrow Agent has acted as legal counsel to the Placement Agent in connection with this Agreement and the other Transaction Documents, is merely acting as a stakeholder under this Agreement and is, therefore, hereby authorized to continue acting as legal counsel to such Placement Agent including, without limitation, with regard to any dispute arising out of this Agreement, the other Transaction Documents, the Escrow Amount or any other matter. Each of the Company, Whitehall and the Purchasers hereby expressly consents to permit the Escrow Agent to represent the Placement Agent in connection with all matters relating to this Agreement, including, without limitation, with regard to any dispute arising out of this Agreement, the other Transaction Documents, the Escrow Amount or any other matter, and hereby waives any conflict of interest or appearance of conflict or impropriety with respect to such representation. Each of the Company, Whitehall and the Purchasers has consulted with its own counsel specifically about this Section 2.1(d) to the extent they deemed necessary, and has entered into this Agreement after being satisfied with such advice.

                              (E) Escrow Agent shall have the right at any time to resign for any reason and be discharged of its duties as escrow agent hereunder (including without limitation the Escrow Agent Duties) by giving written notice of its resignation to the Company, Whitehall and the Placement Agent at least ten (10) calendar days prior to the specified effective date of such resignation. All obligations of the Escrow Agent hereunder shall cease and terminate on the effective date of its resignation and its sole responsibility thereafter shall be to hold the Escrow Amount, for a period of ten (10) calendar days following the effective date of resignation, at which time,

                         (I) if an independent successor escrow agent shall have been appointed and have accepted such appointment in a writing to the Company, Whitehall and the Purchasers, then upon written notice thereof given to the Company, Whitehall, the Placement Agent, and each of the Purchasers, the Escrow Agent shall deliver the Escrow Amount to the independent successor escrow agent, and upon such delivery, the Escrow Agent shall have no further liability or obligation; or

                         (II) if an independent successor escrow agent shall not have been appointed, for any reason whatsoever, Escrow Agent shall at its option in its sole discretion, either (A) deliver the Escrow Amount to a court of competent jurisdiction selected by the Escrow Agent and give written notice thereof to the Company, Whitehall, the Placement Agent and each of the Purchasers, or (B) continue to hold the Escrow Amount in escrow pending written direction from the Company, Whitehall and the Placement Agent in form and formality satisfactory to the Escrow Agent.

                              (F) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Escrow Amount or any portion thereunder which, in its sole discretion, are in conflict either with other instructions received by it or with any provision of this Agreement, Escrow Agent shall have the absolute right to suspend all further performance under this Agreement (except for the safekeeping of such Escrow Amount) until such uncertainty or conflicting instructions have been resolved to the Escrow Agent’s sole satisfaction by final judgment of a court of competent jurisdiction, joint written instructions from the Company, Whitehall and the Placement Agent, or otherwise. In the event that any controversy arises between the Company, Whitehall and one or more of the Purchasers or any other party with respect to this Agreement or the Escrow Amount, the Escrow Agent shall not be required to determine the proper resolution of such controversy or the proper disposition of the Escrow Amount, and shall have the absolute right, in its sole discretion, to deposit the Escrow Amount with the clerk of a court selected by the Escrow Agent and file a suit in interpleader in that court and obtain an order from that court requiring all parties involved to litigate in that court their respective claims arising out of or in connection with the Escrow Amount. Upon the deposit by the Escrow Agent of the Escrow Amount with the clerk of such court in accordance with this provision, the Escrow Agent shall thereupon be relieved of all further obligations and released from all liability hereunder.

                              (G) The provisions of this Section 2.1(d) shall survive any termination of this Agreement.

     2.2 Closing Deliveries. (a) On or prior to the Closing, the Company and Whitehall, as the case may be, shall issue, deliver or cause to be delivered to each Purchaser the following (the “Company Deliverables”):

               (i) this Agreement, duly executed by the Company and Whitehall;

               (ii) irrevocable instructions to the Transfer Agent to deliver to each Purchaser, within three (3) Business Days after the Closing, one or more stock certificates, free and clear of all restrictive and other legends (except as provided in Section 4.1(b) hereof), evidencing the Shares subscribed for by Purchaser hereunder, registered in the name of such Purchaser as set forth on the Stock Certificate Questionnaire included as Exhibit C-2 hereto;

               (iii) a Warrant, duly executed by the Company and registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire such number of Warrant Shares equal to the amount specified in Section 2.1(a);

               (iv) a legal opinion of Company Counsel, in the form attached hereto as Exhibit C, executed by such counsel and addressed to the Purchasers and the Placement Agent;

               (v) the Registration Rights Agreement, duly executed by the Company;

               (vi) duly executed Irrevocable Transfer Agent Instructions acknowledged in writing by the Transfer Agent;

               (vii) a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company and Whitehall approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Shares and Warrants, (b) certifying the current versions of the certificate or articles of incorporation, as amended, and by-laws of the Company and Whitehall and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company and Whitehall, in the form attached hereto as Exhibit F;

               (viii) the Compliance Certificate referred to in Section 5.1(h);

               (ix) evidence, in form and substance reasonably satisfactory to the Placement Agent, that immediately prior to the Closing the Acquisition shall have been consummated by the Company and Whitehall in accordance with its terms;

               (x) a certificate evidencing the valid existence and good standing of the Company and Whitehall in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) Business Days of the Closing Date;

               (xi) a certificate evidencing the Company’s and Whitehall’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company and Whitehall is qualified to do business as a foreign corporation, as of a date within ten (10) days of the Closing Date; and

               (xii) a certified copy of the Certificate of Incorporation of the Company and Whitehall, as certified by the Secretary of State of the State (or comparable office) of such entity’s jurisdiction of formation.

          (b) On or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company and Whitehall the following (the “Purchaser Deliverables”):

               (i) this Agreement, duly executed by such Purchaser;

               (ii) its Subscription Amount, in United States dollars and in immediately available funds, in the amount set forth as the “Aggregate Purchase Price (Subscription Amount)” indicated below such Purchaser’s name on the applicable signature page hereto by wire transfer to an escrow account designated for such purpose in accordance with Section 2.1(d), as set forth on Exhibit H attached hereto;

               (iii) the Registration Rights Agreement, duly executed by such Purchaser;

               (iv) a fully completed and duly executed Selling Stockholder Questionnaire in the form attached as Annex B to the Registration Rights Agreement; and

               (v) a fully completed and duly executed Accredited Investor Questionnaire and Stock Certificate Questionnaire in the forms attached hereto as Exhibits C-1 and C-2, respectively.

          ARTICLE III.
REPRESENTATIONS AND WARRANTIES

     3.1 Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers and to the Placement Agent that, except as set forth in the Schedules delivered herewith:

          (a) Subsidiaries. Except for WBT Acquisition Corp., a Delaware corporation, the Company has no direct or indirect Subsidiaries except that upon consummation of the Acquisition, Whitehall will be its wholly-owned subsidiary. Except as set forth on Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock of Whitehall free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of Whitehall are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

          (b) Organization and Qualification. The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Except as set forth on Schedule 3.1(b), neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a Material Adverse Effect, and no Proceeding has been instituted, is pending, or, to the Company’s Knowledge, is threatened in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

          (c) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares and the Warrants and the subsequent issuance of the Warrant Shares upon the exercise of the Warrants) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its shareholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application. Except as set forth on Schedule 3.1(c) hereto, there are no shareholder agreements, voting agreements, or other similar arrangements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s Knowledge, between or among any of the Company’s shareholders.

          (d) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Shares and the Warrants and the reservation for the issuance after the Trigger Date, and the issuance, of the Warrant Shares pursuant to the terms of the Warrants) do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound, or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or a Subsidiary is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, have a Material Adverse Effect.

          (e) Filings, Consents and Approvals. Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Shares and Warrants), other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Shares and the Warrants and the listing of the Common Stock for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filings required in accordance with Section 4.6 of this Agreement; (vi) the filing of the Certificate of Merger in connection with the Acquisition with the Secretary of State of the State of Delaware, (vii) the filing of the Certificate of Compliance with the United States Bankruptcy Court for the Northern District of Texas, which shall be filed upon consummation of the Acquisition and (viii) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

          (f) Issuance of the Securities. The Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. From and after the Trigger Date (as defined in the Warrants), the Warrant Shares will be duly authorized and, when issued and paid for in accordance with the terms of the Warrants, will be duly and validly issued , fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. From and after the Trigger Date, the Company shall reserve from its duly authorized capital stock the number of shares of Common Stock issuable as of the date hereof upon exercise of the Warrants.

          (g) Capitalization. Except as set forth on Schedule 3.1(g), the number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) has been set forth in the Company SEC Reports. Schedule 3.1(g) contains the capitalization of the Company after giving effect to (i) the consummation of the Acquisition, but without giving effect to the issuance of the Securities contemplated by this Agreement and (ii) the consummation of the Acquisition and the issuance of the Securities contemplated by this Agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company. Except as specified in the Company SEC Reports and except as set forth in Schedule 3.1(g): (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; (v) there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Company has no liabilities or obligations required to be disclosed in the Company SEC Reports (as defined herein) but not so disclosed in the Company SEC Reports, other than those incurred in the ordinary course of the Company’s businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

          (h) SEC Reports. Except as set forth in Schedule 3.1(h), the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “Company SEC Reports” and together with this Agreement and the Schedules to this Agreement (if any), the “Disclosure Materials”), on a timely basis or has received a valid extension of such time of filing and has filed any such Company SEC Reports prior to the expiration of any such extension. As of the date hereof, the Company is not aware of any event occurring on or prior to the Closing Date (other than the transactions contemplated by the Transaction Documents and the Acquisition) that requires the filing of a Form 8-K after the Closing. As of their respective dates, or to the extent corrected by a subsequent restatement, the Company SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the Company SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (i) Financial Statements. The financial statements of the Company included in the Company SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement). Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any of its Subsidiaries are subject are included as part of or specifically identified in the Company SEC Reports.

          (j) Tax Matters. The Company and each of its Subsidiaries (i) has accurately and timely prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not have a Material Adverse Effect. There are no unpaid taxes in any material amount claimed to be due by the Company or any of its Subsidiaries by the taxing authority of any jurisdiction.

          (k) Material Changes. Since the date of the latest audited financial statements included within the Company SEC Reports, except as specifically disclosed in the Company SEC Reports, as set forth in Schedule 3.1(k) hereto or in connection with the Acquisition, (i) there have been no events, occurrences or developments that have had or would have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), (v) the Company has not issued any equity securities to any officer, director or Affiliate, except Common Stock issued in the ordinary course as dividends on outstanding preferred stock or pursuant to existing Company stock option or stock purchase plans or executive and director corporate arrangements disclosed in the Company SEC Reports and (vi) there has not been any material change or amendment to, or any waiver of any material right under, any material contract under which the Company, any of its Subsidiaries, or any of their respective assets is bound or subject. Except for the Acquisition, the issuance of the Securities contemplated by this Agreement and as set forth in Schedule 3.1(k) hereto, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

          (l) Environmental Matters. To the Company’s Knowledge, neither the Company nor any of its Subsidiaries (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) owns or operates any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws; which violation, contamination, liability or claim has had or would have, individually or in the aggregate, a Material Adverse Effect; and there is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim.

          (m) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) except as specifically disclosed in the Company SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries, nor, to the Company’s Knowledge, any current director or officer thereof (in his or her capacity thereof), is or has been during the five-year period prior to the Closing Date the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, there is not pending or, to the Company’s Knowledge, there is not contemplated, any investigation by the Commission involving the Company or, to the Company’s Knowledge, any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Exchange Act or the Securities Act.

          (n) Employment Matters. No material labor dispute exists or, to the Company’s Knowledge, is imminent with respect to any of the employees of the Company which would have a Material Adverse Effect. None of the Company’s or any Subsidiary’s employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and each Subsidiary believes that its relationship with its employees is good. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. Other than in connection with the Acquisition, no executive officer, to the Company’s

Knowledge, is in violation of any term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant which would have a Material Adverse Effect, and the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect.

          (o) Compliance. Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) is or has been in violation of, or in receipt of notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company, except in each case as would not, individually or in the aggregate, have a Material Adverse Effect.

          (p) Regulatory Permits. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its respective business as described in the Company SEC Reports, except where the failure to possess such permits, individually or in the aggregate, has not and would not have, individually or in the aggregate, a Material Adverse Effect (“Material Permits”), and (i) neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Material Permits and (ii) the Company is unaware of any facts or circumstances that the Company would reasonably expect to give rise to the revocation or modification of any.

          (q) Title to Assets. The Company and its Subsidiaries do not own any real property other than as set forth in the Company SEC Reports. The Company and its Subsidiaries have good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, taken as whole, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

          (r) Patents and Trademarks. The Company and its Subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”) used in the conduct of their respective businesses as now conducted or as proposed to be conducted. Except as set forth in the Company SEC Reports and except where such violations or infringements would not have, either individually or in the aggregate, a Material Adverse Effect, (a) to the Company’s Knowledge, there are no rights of third parties to any such Intellectual Property; (b) to the Company’s Knowledge, there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s and its Subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (e) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others that the Company and/or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

          (s) Insurance. Except as set forth on Schedule 3.1(s), the Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses and locations in which the Company and the Subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has received any notice of cancellation of any such insurance, nor does the Company or any Subsidiary have any knowledge that it will be unable to renew its existing insurance coverage for the Company and the Subsidiaries as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (t) Transactions With Affiliates and Employees. Except as set forth in the Company SEC Reports and other than the grant of stock options disclosed on Schedule 3.1(t), none of the officers, directors or employees of the Company is presently a party to any material transaction with the Company (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the Company’s Knowledge, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

          (u) Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in all material respects, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (v) Sarbanes-Oxley; Disclosure Controls. The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

          (w) Certain Fees. Except as set forth on Schedule 3.1(w), no person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than the Placement Agent with respect to the offer and sale of the Shares and the Warrants(which placement agent fees are being paid by the Company) or the issuance of the Warrant Shares. The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

          (x) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.3 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Shares and the Warrants by the Company to the Purchasers under the Transaction Documents.

          (y) Registration Rights. Other than each of the Purchasers or as set forth in Schedule 3.1(y) hereto, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.

          (z) No Directed Selling Efforts or General Solicitation. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Shares and the Warrants.

          (aa) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.3, none of the Company, its Subsidiaries nor any of their Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Shares and the Warrants as contemplated hereby or (ii) cause the offering of the Shares and the Warrants pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or shareholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

          (bb) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as specified in the Company SEC Reports, the Company has not, in the 12 months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance in all material respects with the listing and maintenance requirements for continued trading of the Common Stock on the Principal Trading Market.

          (cc) Investment Company. Neither the Company nor any of its Subsidiaries is required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

          (dd) Questionable Payments. Neither the Company nor any of its Subsidiaries, nor, to the Company’s Knowledge, any directors, officers, employees, agents or other Persons acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company: (a) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to foreign or domestic political activity; (b) made any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (c) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (d) made any other unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

          (ee) Application of Takeover Protections; Rights Agreements. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could reasonably be expected to become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

          (ff) Disclosure. The Company confirms that neither it nor any of its officers or directors nor any other Person acting on its or their behalf has provided, and it has not authorized the Placement Agent to provide, any Purchaser or its respective agents or counsel with any information that it believes constitutes or could reasonably be expected to constitute material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder and financial projections provided to the Purchasers may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section 4.6 hereof together with the Jumbo Form 8-K. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby furnished by the Company or authorized by the Company and furnished by the Placement Agent on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement) are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the Exchange Act are being incorporated into an effective registration statement filed by the Company under the Securities Act), except for the announcement of this Agreement and related transactions.

          (gg) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would have a Material Adverse Effect.

          (hh) Acknowledgment Regarding Purchasers’ Purchase of the Shares and the Warrants. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Shares and the Warrants. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other

Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

          (ii) Regulation M Compliance. The Company has not, and to the Company’s Knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the securities of the Company or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Shares and the Warrants.

          (jj) No Additional Agreements. Except as set forth in Schedule 2.1(d), the Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

     3.2 Representations and Warranties of Whitehall. Whitehall hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers and to the Placement Agent that, except as set forth in the Schedules delivered herewith:

          (a) Subsidiaries. Whitehall has no direct or indirect Subsidiaries.

          (b) Organization and Qualification. Whitehall and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Neither Whitehall nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Whitehall and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a Material Adverse Effect, and no Proceeding has been instituted, is pending, or, to Whitehall’s Knowledge, is threatened in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

          (c) Authorization; Enforcement; Validity. Whitehall has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by Whitehall and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Whitehall, and no further corporate action is required by Whitehall, its Board of Directors or its shareholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by Whitehall and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of Whitehall enforceable against Whitehall in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application. There are no shareholder agreements, voting agreements, or other similar arrangements with respect to Whitehall’s capital stock to which Whitehall is a party or, to Whitehall’s Knowledge, between or among any of Whitehall’s shareholders.

          (d) No Conflicts. The execution, delivery and performance by Whitehall of the Transaction Documents to which it is a party and the consummation by Whitehall of the transactions contemplated hereby or thereby do not and will not (i) conflict with or violate any provision of Whitehall’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of Whitehall or any Subsidiary or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Whitehall or Subsidiary debt or otherwise) or other understanding to which Whitehall or any Subsidiary is a party or by which any property or asset of Whitehall or any Subsidiary is bound, or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Whitehall or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which Whitehall or its securities are subject, including all applicable Trading Markets), or by which any property or asset of Whitehall or a Subsidiary is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, have a Material Adverse Effect.

          (e) Capitalization. After giving effect to the Acquisition, Whitehall will be a wholly-owned subsidiary of the Company. After giving effect to the Acquisition, Whitehall’s capitalization will consist solely of one share of common stock, par value $0.001 per share, and all of the outstanding shares of capital stock of Whitehall will be duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares will have been issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of Whitehall. After giving effect to the Acquisition, except as set forth in Schedule 3.2(e): (i) no shares of Whitehall’s capital stock will be subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by Whitehall; (ii) there will be no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of Whitehall, or contracts, commitments, understandings or arrangements by which Whitehall is or may become bound to issue additional shares of capital stock of Whitehall or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of Whitehall; (iii) there will be no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of Whitehall or by which Whitehall is or may become bound; (iv) there will be no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with Whitehall; (v) there will be no agreements or arrangements under which Whitehall is obligated to register the sale of any of their securities under the Securities Act; (vi) there will be no outstanding securities or instruments of Whitehall which contain any redemption or similar provisions, and there will be no contracts, commitments, understandings or arrangements by which Whitehall is or may become bound to redeem a security of Whitehall; (vii) there will be no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) Whitehall will not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) Whitehall will have no liabilities or obligations other than those incurred in the ordinary course of Whitehall’s businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

          (f) Financial Statements. The financial statements of Whitehall for the periods from and after June 9, 2006, which financial statements are included in the financial statements set forth in Schedule 3.2(f), have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Whitehall and its Subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

          (g) Tax Matters. Whitehall and each of its Subsidiaries (i) has accurately and timely prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of Whitehall and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not have a Material Adverse Effect. There are no unpaid taxes in any material amount claimed to be due by Whitehall or any of its Subsidiaries by the taxing authority of any jurisdiction.

          (h) Environmental Matters. Except as set forth in Schedule 3.2(h), to Whitehall’s Knowledge, neither Whitehall nor any of its Subsidiaries (i) is in violation of any Environmental Laws, (ii) owns or operates any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws; which violation, contamination, liability or claim has had or would have, individually or in the aggregate, a Material Adverse Effect; and there is no pending or, to Whitehall’s Knowledge, threatened investigation that might lead to such a claim.

          (i) Litigation. Except as set forth on Schedule 3.2(i), there is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have a Material Adverse Effect. Except as set forth on Schedule 3.2(i), neither Whitehall nor any of its Subsidiaries, nor, to Whitehall’s Knowledge, any current director or officer thereof (in his or her capacity thereof), is or has been during the five-year period prior to the Closing Date the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Except as set forth on Schedule 3.2(i), there has not been, there is not pending or, to Whitehall’s Knowledge, there is not contemplated, any investigation by the Commission involving Whitehall or, to Whitehall’s Knowledge, any current or former director or officer of Whitehall (in his or her capacity as such).

          (j) Employment Matters. No material labor dispute exists or, to Whitehall’s Knowledge, is imminent with respect to any of the employees of Whitehall which would have a Material Adverse Effect. None of Whitehall’s or any Subsidiary’s employees is a member of a union that relates to such employee’s relationship with Whitehall, and neither Whitehall nor any of its Subsidiaries is a party to a collective bargaining agreement, and Whitehall and each Subsidiary believes that its relationship with its employees is good. No executive officer of Whitehall (as defined in Rule 501(f) of the Securities Act) has notified Whitehall or any such Subsidiary that such officer intends to leave Whitehall or any such Subsidiary or otherwise terminate such officer’s employment with Whitehall or any such Subsidiary. No executive officer, to Whitehall’s Knowledge, is in violation of any term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant which would have a Material Adverse Effect, and the continued employment of each such executive officer does not subject Whitehall or any Subsidiary to any liability with respect to any of the foregoing matters. Whitehall and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect.

          (k) Compliance. Neither Whitehall nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Whitehall or any of its Subsidiaries under), nor has Whitehall or any of its Subsidiaries received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over Whitehall or its properties or assets, or (iii) is or has been in violation of, or in receipt of notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to Whitehall, except in each case as would not, individually or in the aggregate, have a Material Adverse Effect.

          (l) Regulatory Permits. Whitehall and each of its Subsidiaries possess all Material Permits necessary to conduct its business as presently conducted by it and them, except where the failure to possess such permits, individually or in the aggregate, has not and would not have, individually or in the aggregate, a Material Adverse Effect, and (i) neither Whitehall nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Material Permits and (ii) Whitehall is unaware of any facts or circumstances that Whitehall would reasonably expect to give rise to the revocation or modification of any.

          (m) Title to Assets. Whitehall and its Subsidiaries do not own any real property. Whitehall and its Subsidiaries have good and marketable title to all personal property owned by them which is material to the business of Whitehall and its Subsidiaries, taken as whole, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by Whitehall and any of its Subsidiaries. Any real property and facilities held under lease by Whitehall and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by Whitehall and its Subsidiaries, except where the failure to be so held would not have a Material Adverse Effect.

          (n) Patents and Trademarks. Whitehall and its Subsidiaries own, possess, license or have other rights to use all Intellectual Property used in the conduct of their respective businesses as now conducted or as proposed to be conducted. Except where such violations or infringements would not have, either individually or in the aggregate, a Material Adverse Effect, (a) to Whitehall’s Knowledge, there are no rights of third parties to any such Intellectual Property; (b) to Whitehall’s Knowledge, there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or, to Whitehall’s Knowledge, threatened action, suit, proceeding or claim by others challenging Whitehall’s and its Subsidiaries’ rights in or to any such Intellectual Property, and Whitehall is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to Whitehall’s Knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (e) there is no pending or, to Whitehall’s Knowledge, threatened action, suit, proceeding or claim by others that Whitehall and/or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and Whitehall is unaware of any other fact which would form a reasonable basis for any such claim.

          (o) Insurance. Whitehall and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as Whitehall believes to be prudent and customary in the businesses and locations in which Whitehall and the Subsidiaries are engaged. Neither Whitehall nor any of its Subsidiaries has received any notice of cancellation of any such insurance, nor does

Whitehall or any Subsidiary have any knowledge that it will be unable to renew its existing insurance coverage for Whitehall and the Subsidiaries as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (p) Transactions With Affiliates and Employees. Except as set forth on Schedule 3.2(p), none of the officers, directors or employees of Whitehall is presently a party to any material transaction with Whitehall (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to Whitehall’s Knowledge, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

          (q) Registration Rights. No Person has any right to cause Whitehall to effect the registration under the Securities Act of any securities of Whitehall.

          (r) No Directed Selling Efforts or General Solicitation. Neither Whitehall, nor any of its Affiliates, nor any Person acting on its or their behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Shares and the Warrants.

          (s) Investment Company. Neither Whitehall nor any of its Subsidiaries is required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

          (t) Questionable Payments. Neither Whitehall nor any of its Subsidiaries, nor, to Whitehall’s Knowledge, any directors, officers, employees, agents or other Persons acting on behalf of Whitehall or any of its Subsidiaries has, in the course of its actions for, or on behalf of, Whitehall: (a) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to foreign or domestic political activity; (b) made any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (c) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (d) made any other unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

          (u) No Additional Agreements. Except as set forth in Schedule 2.1(d), Whitehall does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

          (v) Disclosure. Whitehall confirms that neither it nor any of its officers or directors nor any other Person acting on its or their behalf has provided, and it has not authorized the Placement Agent to provide, any Purchaser or its respective agents or counsel with any information that it believes constitutes or could reasonably be expected to constitute material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section 4.6 hereof together with the Jumbo Form 8-K. Whitehall understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding Whitehall, the Company, its business and the transactions contemplated hereby furnished by Whitehall or the Company or authorized by Whitehall or the

Company and furnished by the Placement Agent on behalf of Whitehall or the Company (including Whitehall’s representations and warranties set forth in this Agreement) are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (w) Internal Accounting Controls. Whitehall and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in all material respects, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (x) Material Changes. Since April 30, 2007, except as specifically disclosed on Schedule 3.2(x) hereto or in connection with the Acquisition, (i) there have been no events, occurrences or developments that have had or would have, either individually or in the aggregate, a Material Adverse Effect, (ii) Whitehall has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in Whitehall’s financial statements pursuant to GAAP, (iii) Whitehall has not altered its method of accounting or the manner in which it keeps its accounting books and records, (iv) Whitehall has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of Whitehall), (v) Whitehall has not issued any equity securities to any officer, director or Affiliate, except common stock issued in the ordinary course as dividends on outstanding preferred stock or pursuant to existing Whitehall stock option or stock purchase plans or executive and director corporate arrangements disclosed to the Purchasers and listed on Schedule 3.2(x) hereto and (vi) there has not been any material change or amendment to, or any waiver of any material right under, any material contract under which Whitehall, any of its Subsidiaries, or any of their respective assets is bound or subject.

          (y) Filings, Consents and Approvals. Neither Whitehall nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Whitehall of the Transaction Documents, other than the Required Approvals.

     3.3 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company and Whitehall as follows:

          (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

          (b) No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

          (c) Investment Intent. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares and the Warrants, and upon exercise of the Warrants, will acquire the Warrant Shares, as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Shares or Warrant Shares for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

          (d) Purchaser Status. At the time such Purchaser was offered the Shares and the Warrants, it was, and at the date hereof it is, and on each date on which it exercises its Warrant it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

          (e) General Solicitation. Such Purchaser is not purchasing the Shares or the Warrants as a result of any advertisement, article, notice or other communication regarding the Shares or the Warrants published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

          (f) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and the Warrants and, at the present time, is able to afford a complete loss of such investment.

          (g) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company and Whitehall concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Shares and the Warrants; (ii) access to information about the Company and Whitehall and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company and Whitehall possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s and Whitehall’s representations and warranties contained in the Transaction Documents. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

          (h) Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the earlier to occur of (1) the time that such Purchaser was first contacted by the Company, Whitehall, the Placement Agent or any other Person regarding the transactions contemplated hereby and (2) the tenth (10th) day prior to the date of this Agreement, neither the Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Securities, and (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). Notwithstanding the foregoing, in the case of a Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction, the Acquisition and the Jumbo Form 8-K). Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the Effectiveness Deadline (as defined in the Registration Rights Agreement).

          (i) Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, Whitehall or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

          (j) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Shares and the Warrants pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company or Whitehall to the Purchaser in connection with the purchase of the Shares and the Warrants constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares and the Warrants. Such Purchaser understands that the Placement Agent has acted solely as the agent of the Company and Whitehall in this placement of the Shares and the Warrants and such Purchaser has not relied on the business or legal advice of the Placement Agent or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such

Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

          (k) Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

          (l) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

          (m) Regulation M. Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by the Purchasers.

          (n) Ownership. Such Purchaser, individually or with a group of related persons, does not own, or immediately following the Closing, will not own, twenty-five percent (25%) or more of the Common Stock of the Company.

The Company, Whitehall and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

     4.1 Transfer Restrictions.

          (a) Compliance with Laws. Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of any of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) to an Affiliate of a Purchaser or (iv) in connection with a bona fide pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement, and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

           (b) Legends. Certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(c):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

          The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Securities in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser’s transferee of the pledge. No notice shall be required of such pledge, but Purchaser’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party. At the applicable Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder. Each Purchaser acknowledges and agrees that, except as otherwise provided in Section 4.1(c), any Securities subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a) .

          (c) Removal of Legends. The legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Shares are registered for resale under the Securities Act and are sold pursuant to an effective registration statement, (ii) such Shares are sold or transferred pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company) and the Purchaser provides the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that the securities may be sold pursuant to such rule, or (iii) such Shares are eligible for sale under Rule 144(k) and the Purchaser provides the Company with assurance reasonably satisfactory to the Company to the effect that the securities may be sold pursuant to such rule. Any fees (with respect to the Transfer Agent, Company Counsel or otherwise) associated with the removal of such legend shall be borne by the Company. If any portion of the Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, or if such Warrant Shares may be sold under Rule 144(k)

and the Purchaser provides the Company with assurance reasonably satisfactory to the Company to the effect that the Warrant Shares may be sold pursuant to such rule, then such Warrant Shares shall be issued free of all legends. Following the occurrence of any of (i) through (iii) above, or at such earlier time as a legend is no longer required for given Shares, the Company will, no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of (i) a legended certificate representing such Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) or (ii) an Exercise Notice in the manner stated in the Warrants to effect the exercise of such Warrant in accordance with its terms, and an opinion of counsel to the extent required by Section 4.1(a) or this Section 4.1(c), (such third Trading Day, the “Legend Removal Date”) deliver or cause to be delivered to such Purchaser a certificate representing such Shares or Warrant Shares that is free from all restrictive and other legends or by crediting the account of Purchaser’s prime broker with DTC. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section, other than stop transfer instructions, if necessary.

          (d) Irrevocable Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Purchaser or its respective nominee(s), for the Shares or Warrant Shares pursuant to the irrevocable transfer agent instructions in the form of Exhibit D attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 4.1(d) will be given by the Company to its transfer agent in connection with this Agreement, other than stop transfer instructions, if necessary, and that Shares or Warrant Shares that have been cleared of the legend set forth in Section 4.1(b) in accordance with Section 4.1(c) shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. The Company acknowledges that a breach by it of its obligations under this Section 4.1(d) will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.1(d) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.1(d), that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer.

          (e) Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell any Securities, or any interest therein without complying with the requirements of the Securities Act. While the above-referenced registration statement remains effective, each Purchaser hereunder may sell the Shares and the Warrant Shares in accordance with the plan of distribution contained in the registration statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time after the date any legend is removed pursuant to Section 4.1(c) hereof that the registration statement registering the resale of the Shares or Warrant Shares is not effective or that the prospectus included in such registration statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Shares or Warrant Shares until such time as the Purchaser is notified by the Company that such registration statement is effective or such prospectus is compliant with Section 10 of the Exchange Act, unless such Purchaser is able to, and does, sell such Shares or Warrant Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act. Both the Company and its Transfer Agent, and their respective directors, officers, employees and agents, may rely on this Section 4.1(e) and each Purchaser hereunder will indemnify and hold harmless each of such persons from any breaches or violations of this Section 4.1(e) .

          (f) Buy-In. If the Company shall fail for any reason or for no reason to issue to a Purchaser unlegended certificates within three (3) Business Days of receipt of documents necessary for the removal of the legend set forth above (the “Deadline Date”), then, in addition to all other remedies available to such Purchaser, if on or after the Business Day immediately following such three (3) Business Day period, such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three (3) Business Days after such Purchaser’s request and in such Purchaser’s sole discretion, either (i) pay cash to the Purchaser in an amount equal to such Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates representing such shares of Common Stock and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock, times (b) the Closing Bid Price on the Deadline Date.

     4.2 Reporting Status. During the two year period from and after the Effective Date, the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

     4.3 Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Shares and the Warrants as required under Regulation D. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares and the Warrants for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification) as any Holder reasonably requests in writing.

     4.4 No Integration. Each of the Company and Whitehall shall not, and shall use its best efforts to ensure that none of its Affiliates shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares and the Warrants in a manner that would require the registration under the Securities Act of the sale of the Shares and the Warrants to the Purchasers, or that will be integrated with the offer or sale of the Shares and the Warrants for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

     4.5 Subsequent Registrations. Other than pursuant to the Registration Statement, prior to the date that is 60 days after the Effective Date, the Company shall not file any registration statement (other than on Form S-8 or, in connection with an acquisition, on Form S-4) with the Commission with respect to any securities of the Company.

     4.6 Securities Laws Disclosure; Publicity. By 9:00 a.m., New York City time, on the Trading Day immediately following the Closing, the Company shall issue a press release (the “Press Release”) reasonably acceptable to the Placement Agent, and that meets the requirements of the safe harbor provided for in Rule 135c under the Securities Act, disclosing all material terms of the transactions contemplated hereby. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or an Affiliate of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law, request of the Staff of the Commission or Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this subclause (ii). From and after the filing of the Jumbo Form 8-K, which will be filed within four (4) Business Days following the Closing Date (the “8-K Filing Date”), no Purchaser shall be in possession of any material, non-public information received from the Company, any Subsidiary or any of their respective officers, directors, employees or agents, that is not disclosed in the Press Release or in such Jumbo Form 8-K. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated in this Agreement, including the Acquisition, are publicly disclosed by the Company as described in this Section 4.6, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction, the Acquisition and the Jumbo Form 8-K).

     4.7 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, each of the Company and Whitehall shall not, and shall cause each Subsidiary and each of their respective officers, directors, employees and agents, not to, provide any Purchaser with any material, non-public information regarding the Company and Whitehall or any of their respective Subsidiaries from and after the filing of the Press Release without the express written consent of such Purchaser, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.

     4.8 Indemnification.

          (a) Indemnification of Purchasers. In addition to the indemnity provided in the Registration Rights Agreement, each of the Company and Whitehall, severally and jointly, will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to third party claims against such Purchaser relating to any breach of any of the representations, warranties, covenants or agreements made by the Company or Whitehall, as the case may be, in this Agreement or in the other Transaction Documents. The Company and Whitehall will not be liable to any Purchaser Party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

          (b) Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4.8(a), such Indemnified Person shall promptly notify the Company or Whitehall, as the case may be, in writing and the Company or Whitehall, as the case may be, shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company or Whitehall, as the case may be, shall not relieve the Company or Whitehall of its obligations hereunder except to the extent that the Company or Whitehall, as the case may be, is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company, Whitehall and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company or Whitehall, as the case may be, shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company and Whitehall shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company and Whitehall shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

     4.9 Listing of Shares and Warrant Shares. No later than two (2) Business Days after the Closing Date, the Company shall have taken or shall take all necessary action to cause the Shares to be listed upon the Principal Trading Market, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing. No later than two (2) Business Days after the Trigger Date, the Company shall have taken or shall take all necessary action to cause the Warrant Shares to be listed on the Principal Trading Market, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing. Further, if the Company applies to have its Common Stock or other securities listed on any other Trading Market, it shall include in such application the Shares and, after the Trigger Date, the Warrant Shares and will take such other action as is necessary to cause the Shares and Warrant Shares to be listed on such other Trading Market as promptly as practicable.

     4.10 Use of Proceeds. The Company and Whitehall intend to use the net proceeds from the sale of the Shares and Warrants hereunder for working capital and general corporate purposes and the repayment of indebtedness (including, but not limited to, the indebtedness reflected on Schedule 2.1(d)) and not to redeem any Common Stock or Common Stock Equivalents or to settle any outstanding Action.

     4.11 Short Sales and Confidentiality After The Date Hereof. Each Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any Short Sales involving the Company’s securities during the period from the date hereof until the earlier of such time as (i) the Effectiveness Deadline or (ii) this Agreement is terminated in full pursuant to Section 6.18. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.

     4.12 Increase in Authorized Shares. No later than ten (10) Business Days, after the Closing Date, the Company shall file a preliminary information statement on Schedule 14C (the “Preliminary Information Statement”) with the Commission to notify the shareholders of the Majority Written Consent (as defined below) and the Proposed Amendments (as defined below) contained therein. In the event that the Preliminary Information Statement is not reviewed by the Commission with ten (10) days of its being filed with the Commission, then the Company shall promptly file a definitive information statement on Schedule 14C (the “Definitive Information Statement”) with the Commission and mail a copy of such information statement to all of its holders of Common Stock. However, in the event the Commission reviews the Preliminary Information Statement, then after the Commission has completed its review of the Preliminary Information Statement, the Company shall file the Definitive Information Statement with the Commission and mail a copy of such information statement to all of its holders of Common Stock. The Proposed Amendments will become effective upon the Company’s filing of a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of Delaware, which the Company shall file no later than the 25th calendar day following the Company’s filing of the Definitive Information Statement.

          ARTICLE V.
CONDITIONS PRECEDENT TO CLOSING

     5.1 Conditions Precedent to the Obligations of the Purchasers to Purchase Shares and Warrants. The obligation of each Purchaser to acquire Shares and Warrants at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

          (a) Representations and Warranties. The representations and warranties of the Company and Whitehall contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which specifically dated representations and warranties shall be true and correct in all material respects as of such date.

          (b) Performance. The Company and Whitehall shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

          (d) Consents. The Company and Whitehall shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities at the Closing (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.

          (e) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.

          (f) No Suspensions of Trading in Common Stock; Listing. The Common Stock (i) shall be designated for quotation or listed on the Principal Trading Market and (ii) shall not have been suspended, as of the Closing Date, by the Commission or the Principal Trading Market from trading on the Principal

Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, as of the Closing Date, either (A) in writing by the Commission or the Principal Trading Market or (B) by falling below the minimum listing maintenance requirements of the Principal Trading Market.

          (g) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a) .

          (h) Compliance Certificate. The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b) in the form attached hereto as Exhibit F.

          (i) Acquisition. Immediately prior to the Closing, the Acquisition shall have been consummated by the Company and Whitehall in accordance with its terms, and evidence thereof, in form and substance reasonably satisfactory to the Placement Agent, shall have been delivered to the Placement Agent.

          (j) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.18 herein.

          (k) Approval of Increase in Authorized Shares. Contemporaneously with the Closing, the board of directors of the Company shall have recommended to the Shareholders of the Company an amendment to the Company’s Certificate of Incorporation to, among other things, effect an increase in the number of authorized shares of Common Stock from 40,000,000 to 100,000,000 (the “Proposed Amendments”) and the holders of a majority of the issued and outstanding shares of Common Stock of the Company by written consent shall have approved such Proposed Amendments (the “Majority Written Consent”).

     5.2 Conditions Precedent to the Obligations of the Company to sell Shares and Warrants. The Company’s obligation to sell and issue the Shares and Warrants at the Closing is subject to the fulfillment to the satisfaction of the Company and Whitehall on or prior to the Closing Date of the following conditions, any of which may be waived by the Company and Whitehall:

          (a) Representations and Warranties. The representations and warranties made by the Purchasers in Section 3.3 hereof shall be true and correct in all material respects as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date, which specifically dated representations and warranties shall be true and correct in all material respects as of such date.

          (b) Performance. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date.

          (c) Acquisition. Immediately prior to the Closing, the Acquisition shall have been consummated by the Company and Whitehall in accordance with its terms, and evidence thereof, in form and substance reasonably satisfactory to the Placement Agent, shall have been delivered to the Placement Agent.

          (d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

          (e) Purchasers Deliverables. Each Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b) .

          (f) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.18 herein.

ARTICLE VI.
MISCELLANEOUS

     6.1 Fees and Expenses. At Closing, the Company, on behalf of Whitehall, shall reimburse the Placement Agent for the fees and expenses in connection with the transactions contemplated by this Agreement pursuant to its obligations under its engagement letter with the Placement Agent (the “Engagement Letter”), which the Company agrees shall include the fees and expenses of counsel to the Placement Agent (which fees shall include, without limitation, the fees and expenses associated with the negotiation, preparation and execution and delivery of this Agreement and the other Transaction Documents and any amendments, modifications or waivers thereto). The Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Shares and Warrants to the Purchasers. Each party acknowledges that Lowenstein Sandler PC has rendered legal advice to the Placement Agent and not to such party in connection with the transactions contemplated hereby, and that such party has relied for such matters on the advice of its own respective counsel.

     6.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company, Whitehall and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

     6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:00 p.m., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	BTHC VII, Inc. 12890 Hilltop Road Argyle, TX 76226 Telephone No.: (972) 233-0300 Facsimile No.: Attention: Timothy P. Halter, President

With a copy to:	Wick Phillips, LLP
500 North Akard Street, Suite 2100
Dallas, TX 75201
Telephone No.: 214-740-4042
Facsimile No.: 214-692-6255
Attention: Matthew McMurphy, Esq.

With a copy to:	Whitehall Jewelers, Inc.
125 South Wacker Drive
Suite 2600
Chicago, IL 60606
Telephone No.: 312.762.0594
Facsimile No.: 312.469.5683
Attention: Robert Nachwalter
Senior Vice President and General Counsel

With a copy to:	Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022
Telephone No.: 212.756.2376
Facsimile No.: 212.593.5955
Attention: Eleazer Klein

If to Whitehall:	Whitehall Jewelers, Inc.
125 South Wacker Drive
Suite 2600
Chicago, IL 60606
Telephone No.: 312.762.0594
Facsimile No.: 312.469.5683
Attention: Robert Nachwalter
Senior Vice President and General Counsel

With a copy to:	Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022
Telephone No.: 212.756.2376
Facsimile No.: 212.593.5955
Attention: Eleazer Klein

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature page hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     6.4 Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company, Whitehall and each of the Purchasers holding or having the right to acquire a majority of the Shares at the time of such amendment or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Securities.

     6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

     6.6 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company or Whitehall without the prior written consent of the Purchasers, other than by operation of law. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers”.

     6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except (i) each Purchaser Party is an intended third party beneficiary of Section 4.8, (ii) the Placement Agent is an intended third party beneficiary of Article III hereof, and (iii) the Escrow Agent is an intended third party beneficiary of Section 2.1(d) and Article VI hereof, and each Purchaser Party, the Placement Agent or the Escrow Agent, as the case may be, may enforce the provisions of such Sections directly against the parties with obligations thereunder .

     6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     6.9 Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares and Warrants.

     6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     6.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights

     6.13 Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is reasonably required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

     6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company and Whitehall will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

     6.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     6.16 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

     6.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares and Warrants pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company, Whitehall or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares and Warrants or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser. The Company’s obligations to each Purchaser under this Agreement are identical to its obligations to each other Purchaser other than such differences resulting solely from the number of Shares and Warrants purchased by such Purchaser, but regardless of whether such obligations are memorialized herein or in another agreement between the Company, Whitehall and a Purchaser.

     6.18 Termination. This Agreement may be terminated and the sale and purchase of the Shares and Warrants abandoned at any time prior to the Closing by either the Company and Whitehall or any Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m., New York City time, on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 6.18 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 6.18 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section, the Company and Whitehall shall promptly notify all non-terminating Purchasers and the Escrow Agent. Upon a termination in accordance with this Section, the Company and Whitehall and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

          IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BTHC VII, INC.

By:	/s/ Edward A. Dayoob
Name: Edward A. Dayoob
Title: Chief Executive Officer

WHITEHALL JEWELERS, INC.

By:	/s/ Edward A. Dayoob
Name: Edward A. Dayoob
Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Solely with respect to Section 2.1(d):

LOWENSTEIN SANDLER PC

By:	/s/ Steven E. Siesser
Name: Steven E. Siesser
Title: Member of the Firm

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES FOR PURCHASERS FOLLOW]

NAME OF PURCHASER: PWJ Lending, LLC*

By:	Prentice Capital Management,
LP, its Manager

By:	/s/ Mathew Hoffman
Name:	Mathew Hoffman
Title:	General Counsel

Aggregate Purchase Price (Subscription Amount): $7,560,833.33

Number of Shares to be Acquired: 2,210,770

Number of Warrants: 1,105,385

Tax ID No.: Redacted

Address for Notice:

c/o Prentice Capital Management, LP
623 Fifth Ave, 32nd Fl
NY, NY 10022

Telephone No.: (212) 756-8051

Facsimile No.: (212) 756-1471

Attention: Mathew Hoffman

Delivery Instructions: (if different than above)

c/o _______________________________________

Street: _____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: _______________________________________

* PWJ Lending is paying for its subscription by contribution of its indebtedness in the amount of $7,560,833.33 to Whitehall in accordance with the terms of the Contribution Agreement.

NAME OF PURCHASER: PWJ Lending, LLC

By:	Prentice Capital Management,
LP, its Manager

By:	/s/ Mathew Hoffman
Name: Mathew Hoffman
Title: General Counsel

Aggregate Purchase Price (Subscription Amount): $16,840,664.89

Number of Shares to be Acquired: 4,924,171

Number of Warrants: 2,462,086

Tax ID No.: Redacted

Address for Notice:

c/o Prentice Capital Management, LP
623 Fifth Ave, 32nd Fl
NY, NY 10022
Attn: Mathew Hoffman

Telephone No.: (212) 756-8051

Facsimile No.: (212) 756-1471

Attention: Mathew Hoffman

Delivery Instructions: (if different than above)

c/o _______________________________________

Street: _____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: _______________________________________

NAME OF PURCHASER: Stark Master Fund Ltd.

By:	/s/ Colin M. Lancaster
Name: Colin M. Lancaster
Title: Authorized Signatory of Stark Offshore Management LLC, Investment Manager

Aggregate Purchase Price (Subscription Amount): $4,599,995.76

Number of Shares to be Acquired: 1,345,028

Number of Warrants: 672,514

Tax ID No.: Redacted

Address for Notice:

Stark Master Fund Ltd.
c/o Stark Offshore Management LLC
3600 South Lake Drive
St. Francis, WI 53235

Telephone No.: 414-294-7000

Facsimile No.: 414-294-7700

Attention: Michael Dahm, Corporate Counsel

Delivery Instructions: (if different than above)

c/o M&I Wealth Management Investment Coordination Department

Street: 11270 W. Park Place, Suite 400

City/State/Zip: Milwaukee, WI 53224

Attention: Jamie Race

Telephone No.: 414-815-3693

NAME OF PURCHASER: Stark Global Opportunities Master Fund Ltd.

By:	/s/ Colin M. Lancaster
Name: Colin M. Lancaster
Title: Authorized Signatory of Stark Offshore Management LLC, Investment Manager

Aggregate Purchase Price (Subscription Amount): $400,003.20

Number of Shares to be Acquired: 116,960

Number of Warrants: 58,480

Tax ID No.: Redacted

Address for Notice:

Stark Global Opportunities Master Fund Ltd.
c/o Stark Offshore Management LLC
3600 South Lake Drive
St. Francis, WI 53235

Telephone No.: 414-294-7000

Facsimile No.: 414-294-7700

Attention: Michael Dahm, Corporate Counsel

Delivery Instructions: (if different than above)

c/o M&I Wealth Management Investment Coordination Department

Street: 11270 W. Park Place, Suite 400

City/State/Zip: Milwaukee, WI 53224

Attention: Jamie Race

Telephone No.: 414-815-3693

NAME OF PURCHASER: Cranshire Capital, L.P.

By:	/s/ Lawrence A. Prosser
Name: Lawrence A. Prosser
Title: CFO - Downsview Capital, Inc. The General Partner

Aggregate Purchase Price (Subscription Amount): $250,002.00

Number of Shares to be Acquired: 73,100

Number of Warrants: 36,550

Tax ID No.: Redacted

Address for Notice:

3100 Dundee Road, Suite 703
Northbrook, IL 60062

Telephone No.: 847-562-9030

Facsimile No.: 847-562-9031

Attention: Mitchell P. Kopin

Delivery Instructions: (if different than above)

c/o _______________________________________

Street: _____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: _______________________________________

NAME OF PURCHASER: EGATNIV, LLC

By:	/s/ Seth Forbman
Name: Seth Forbman
Title: Member

Aggregate Purchase Price (Subscription Amount): $102,600

Number of Shares to be Acquired: 30,000

Number of Warrants: 15,000

Tax ID No.: Redacted

Address for Notice:

150 West 46th Street
6th Floor
New York, NY 10036

Telephone No.: 212-730-4302

Facsimile No.: 212-730-4306

Attention: Joshua Greenberg

Delivery Instructions: (if different than above)

c/o _______________________________________

Street: _____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: _______________________________________

NAME OF PURCHASER: Hudson Bay Fund LP

By:	/s/ Yoav Roth
Name: Yoav Roth
Title: Principal and Portfolio Manager

Aggregate Purchase Price (Subscription Amount): $107,500.86

Number of Shares to be Acquired: 31,433

Number of Warrants: 15,717

Tax ID No.: Redacted

Address for Notice:

120 Broadway, 40th Floor
New York, NY 10271

Telephone No.: 212-571-1244

Facsimile No.: 212-571-1279

Attention: Yoav Roth

Delivery Instructions: (if different than above)

c/o _______________________________________

Street: _____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: _______________________________________

NAME OF PURCHASER: Hudson Bay Overseas Fund LTD

By:	/s/ Yoav Roth
Name: Yoav Roth
Title: Principal and Portfolio Manager

Aggregate Purchase Price (Subscription Amount): $142,501.14

Number of Shares to be Acquired: 41,667

Number of Warrants: 20,834

Tax ID No.: Redacted

Address for Notice:

120 Broadway, 40th Floor
New York, NY 10271

Telephone No.: 212-571-1244

Facsimile No.: 212-571-1279

Attention: Yoav Roth

Delivery Instructions: (if different than above)

c/o _______________________________________

Street: _____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: _______________________________________

NAME OF PURCHASER: BTG Investments LLC

By:	/s/ Gordon J. Roth
Name: Gordon J. Roth
Title: Manager

Aggregate Purchase Price (Subscription Amount): $495,900.00

Number of Shares to be Acquired: 145,000

Number of Warrants: 72,500

Tax ID No.: Redacted

Address for Notice:

c/o Roth Capital partners, LLC
24 Corporate Plaza
Newport Beach, CA 92660

Telephone No.: 949-720-5774

Facsimile No.: 949-720-7241

Attention: Gordon J. Roth

Delivery Instructions: (if different than above)

c/o _______________________________________

Street: _____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: _______________________________________

NAME OF PURCHASER: Capital Ventures International
By:	Heights Capital Management, Inc.
Its authorized agent

By:	/s/ Martin Kobinger
Name: Martin Kobinger
Title: Investment Manager

Aggregate Purchase Price (Subscription Amount): $500,000

Number of Shares to be Acquired: 146,198

Number of Warrants: 73,099

Tax ID No.: Redacted

Address for Notice:

c/o Heights Capital Management
101 California Street, Suite 3250
San Francisco, CA 94111

Telephone No.: 415-403-6500

Facsimile No.: 415-403-6525

Attention: Sam Winer

Delivery Instructions: (if different than above)

c/o _______________________________________

Street: _____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: _______________________________________

NAME OF PURCHASER: Vision Opportunity Master Fund, Ltd.

By:	/s/ Adam Benowitz
Name: Adam Benowitz
Title: Portfolio Manager

Aggregate Purchase Price (Subscription Amount): $2,000,000.00

Number of Shares to be Acquired: 584,795

Number of Warrants: 292,397

Tax ID No.: Redacted

Address for Notice:

20 West 55th St, 5th fl
New York, NY 10019

Telephone No.: (212) 849 8225

Facsimile No.: (212)867 1416

Attention: Antti Uusiheimala

Delivery Instructions: (if different than above)

c/o _______________________________________

Street: _____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: _______________________________________

MILLENNIUM PARTNERS

By:	Millennium Management, L.L.C.

By:	/s/ Terry Feeney
Name: Terry Feeney
Title: Chief Operating Officer

Aggregate Purchase Price (Subscription Amount): $15,000,000.30

Number of Shares to be Acquired: 4,385,965

Number of Warrants: 2,192,983

Tax ID No.: Redacted

Address for Notice:

c/o Millennium Management, L.L.C.
666 Fifth Avenue, 8th Floor
New York, NY 10103
Attention: David Nolan/Lisa Halustick

Telephone No.: (212) 841-4100

Facsimile No.: (212) 841-4141

Email: dnolan@mlp.com; lhalustick@mlp.com

Attention: David Nolan/Lisa Halustick

Delivery Instructions: (if different than above)

c/o _______________________________________

Street: _____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: _______________________________________

NAME OF PURCHASER: Galleon Captain’s Partners, L.P.

By: /s/Gregg Moskowitz
Name: Gregg Moskowitz
Title: Portfolio Manager

Aggregate Purchase Price (Subscription Amount): $412,000.00

Number of Shares to be Acquired: 120,468

Number of Warrants: 60,234

Tax ID No.: Redacted

Address for Notice:

590 Madison Avenue, 34th Floor
New York, NY 10022

Telephone No.: 212-371-2939

Facsimile No.: 212-371-2891

Attention: Andrew Quinn

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: _________________________

Telephone No.: ____________________________

NAME OF PURCHASER: Galleon Captain’s Offshore, Ltd.

By: /s/Gregg Moskowitz
Name: Gregg Moskowitz
Title: Portfolio Manager

Aggregate Purchase Price (Subscription Amount): $1,588,000

Number of Shares to be Acquired: 464,320

Number of Warrants: 232,160

Tax ID No.: Redacted

Address for Notice:

590 Madison Avenue, 34th Floor
New York, NY 10022

Telephone No.: 212-371-2939

Facsimile No.: 212-371-2891

Attention: Andrew Quinn

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: _________________________

Telephone No.: ____________________________